Exhibit 10.3

EXECUTION VERSION

THIRD AMENDED AND RESTATED

U.S. GUARANTEE AGREEMENT

Dated as of February 15, 2019

From

THE GUARANTORS NAMED HEREIN

and

THE ADDITIONAL GUARANTORS REFERRED TO HEREIN

as Guarantors

in favor of

THE SECURED PARTIES REFERRED TO IN
THE CREDIT AGREEMENT REFERRED TO HEREIN

T A B L E  O F  C O N T E N T S

THIRD AMENDED AND RESTATED

U.S. GUARANTEE AGREEMENT

THIRD AMENDED AND RESTATED U.S. GUARANTEE AGREEMENT dated as of February 15, 2019 (this “Guaranty”) made by United Rentals, Inc., a Delaware corporation (“Holdings”), United Rentals (North America), Inc., a Delaware corporation (the “Company”), the Persons listed on the signature pages hereof under the caption “Guarantors” and the Additional Guarantors (as defined in Section 8(b)) (Holdings, the Company and such Persons so listed and the Additional Guarantors being, collectively, the “Guarantors” and, individually, each a “Guarantor”) in favor of the Secured Parties (as defined in the Credit Agreement referred to below).

WHEREAS, Holdings, the Company, certain of their Subsidiaries, the Agent and the lenders are party to a credit agreement dated as of June 9, 2008, as amended and restated as of October 14, 2011 and as further amended and restated as of March 31, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, as of the date hereof, the Existing Credit Agreement is being amended and restated, without constituting a novation, pursuant to a third amended and restated credit agreement dated as of the date hereof (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, including any such amendment, restatement, extension, supplement or other modification that extends the maturity of, restructures, refunds, refinances or increases the Indebtedness under such agreement, in whole or in part, the “Credit Agreement”; capitalized terms used but not defined herein are used herein as therein defined), among the Borrowers party thereto, the Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as the Agent;

WHEREAS, each Guarantor may receive, directly or indirectly, a portion of the proceeds of the Loans under the Credit Agreement and will derive substantial direct and indirect benefits from the transactions contemplated by the Credit Agreement;

WHEREAS, in connection with the Existing Credit Agreement, each Guarantor entered into a U.S. Guarantee Agreement (as defined in the Existing Credit Agreement), dated as of June 9, 2008, as amended and restated on October 14, 2011 and further amended and restated on March 31, 2015 (as amended, restated, extended, supplemented or otherwise modified in writing prior to the date hereof, the “Existing Guaranty”);

WHEREAS, it is a condition precedent to the amendment and restatement of the Existing Credit Agreement by the entering into of the Credit Agreement, the maintenance and making of Loans and the issuance of Letters of Credit by the Lenders thereunder, and the provision of certain Bank Products by the Lenders or their Affiliates from time to time that each Guarantor shall have executed and delivered this Guaranty;

NOW, THEREFORE, in consideration of the premises and in order to induce the Agent and the Lenders to amend and restate the Existing Credit Agreement by the entering into of the Credit Agreement, the Lenders to maintain and make Loans and to issue Letters of Credit under the Credit Agreement and the Lenders and their Affiliates to provide Bank Products from time to time, each Guarantor, jointly and severally with each other Guarantor, hereby agrees that the Existing Guaranty shall be amended and restated as follows:

Section 1.               Guaranty; Limitation of Liability.  (a)  Each Guarantor hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any earlier date of a required prepayment by reason of acceleration, demand or otherwise, of all Obligations of each other Obligor, whether now or hereafter existing (including, without limitation, any extensions, modifications, substitutions, amendments or renewals of any or all of the foregoing Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest, premiums, fees, indemnities, contract causes of action, costs, expenses or otherwise (such Obligations being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including, without limitation, Attorney Costs) incurred by the Agent or any other Secured Party (to the extent provided for in the Credit Agreement) in enforcing any rights under this Guaranty or any other Loan Document.  Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Obligor to any Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Obligor.  For the avoidance of doubt, Guaranteed Obligations shall not include Excluded Swap Obligations.

(b)                                 Each Guarantor, and by its acceptance of this Guaranty, the Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty and the Obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law (as hereinafter defined), the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the Obligations of each Guarantor hereunder.  To effectuate the foregoing intention, the Agent, the other Secured Parties and the Guarantors hereby irrevocably agree that the Obligations of each Guarantor (other than Holdings and the Company) under this Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.  For purposes hereof, “Bankruptcy Law” means any proceeding of the type referred to in Section 10.1(e), (f), (g) or (h) of the Credit Agreement or Title 11, U.S. Code, or any similar foreign, federal or state law for the relief of debtors.

(c)                                  The Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under this Guaranty.  Accordingly, in the event any payment or distribution is made on any date by a Guarantor (a “Funding Guarantor”) under this Guaranty such that its Aggregate Payments (as hereinafter defined) exceeds its Fair Share (as hereinafter defined) as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Guarantors in an amount sufficient to cause each Guarantor’s Aggregate Payments to equal its Fair Share as of such date.  “Fair Share” means, with respect to a Guarantor as of any date of determination, an amount equal to (i) the ratio of (A) the Fair Share Contribution Amount (as hereinafter defined) with respect to such Guarantor to (B) the aggregate of the Fair Share Contribution Amounts with respect to all Guarantors multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty in respect of the obligations Guaranteed.  “Fair Share Contribution Amount” means, with respect to a Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Guarantor under this Guaranty that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code or any comparable applicable provisions of state law; provided, solely for purposes of calculating the Fair Share Contribution Amount with respect to any Guarantor for purposes of this Section 1(c), any assets or liabilities of such Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Guarantor.  “Aggregate Payments” means, with respect to a Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Guarantor in respect of this Guaranty (including in respect of this Section 1(c)), minus (2) the aggregate amount of all payments received on or before such date by such Guarantor from the other Guarantors as contributions under this Section 1(c).  The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor.  The allocation among Guarantors of their obligations as set forth in this Section 1(c) shall not be construed in any way to limit the liability of any Guarantor hereunder.

Section 2.               Guaranty Absolute.  Each Guarantor guarantees that the Guaranteed Obligations will be paid in accordance with the terms thereof, to the maximum extent permitted by law.  The Obligations of each Guarantor under or in respect of this Guaranty are independent of the Guaranteed Obligations or any other Obligations of any other Obligor, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any Borrower or any other Obligor or whether any Borrower or any other Obligor is joined in any such action or actions.  The liability of each Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the maximum extent permitted by law, any defenses it may now have or hereafter acquire in any way relating to, any or all of the following:

(a)                                 any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto or relating to any other Guaranteed Obligations;

(b)                                 any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other Obligations of any other Obligor under or in respect of the Loan Documents or any agreement or instrument relating thereto or relating to any other Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document or any agreement or instrument relating thereto or relating to any other Guaranteed Obligations, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Obligor or any of its Subsidiaries or otherwise;

(c)                                  any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of the Guaranteed Obligations;

(d)                                 any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Guaranteed Obligations or any other Obligations of any Obligor or any other assets of any Obligor or any of its Subsidiaries;

(e)                                  any change, restructuring or termination of the corporate structure or existence of any Obligor or any of its Subsidiaries;

(f)                                   any failure of any Secured Party to disclose to any Obligor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor now or hereafter known to such Secured Party;

(g)                                  the failure of any other Person to execute or deliver this Guaranty, any Guaranty Supplement (as hereinafter defined) or any other guaranty or agreement, or the release or reduction of liability of any Guarantor or other guarantor or surety with respect to the Guaranteed Obligations; or

(h)                                 any assignment for the benefit of any Secured Party or any other marshalling of assets and liabilities of any Guarantor;

(i)                                     any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense (other than a defense of Full Payment) available to, or a discharge of, any Obligor or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Borrower or any other Obligor or otherwise, all as though such payment had not been made.

Section 3.               Waivers and Acknowledgments.  (a)  Each Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Obligor or any other Person or any Collateral.

(b)                                 Each Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty until Full Payment and each Guarantor acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(c)                                  Each Guarantor hereby unconditionally and irrevocably waives (i) any defense arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor or other rights of such Guarantor to proceed against any of the other Obligors, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Guarantor hereunder.

(d)                                 Each Guarantor acknowledges that the Agent may, without notice to or demand upon such Guarantor and without affecting the liability of such Guarantor under this Guaranty, foreclose under the U.S. Security Agreement pursuant to Section 20 thereof by nonjudicial sale, and, to the extent permitted by law, each Guarantor hereby waives any defense to the recovery by the Agent and the other Secured Parties against such Guarantor of any deficiency after such nonjudicial sale and any defense or benefits that may be afforded by applicable law.

(e)                                  Each Guarantor hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Obligor or any of its Subsidiaries now or hereafter known by such Secured Party.

(f)                                   Each Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Loan Documents and that the waivers set forth in Section 2 and this Section 3 are knowingly made in contemplation of such benefits.

Section 4.               Subrogation.  Each Guarantor hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any Borrower, any other Obligor or any other Guarantor (as such term is defined in the Credit Agreement) that arise from the existence, payment, performance or enforcement of such Guarantor’s Obligations under or in respect of this Guaranty or any other Loan Document or any other agreement relating to any Guaranteed Obligations, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against any Borrower, any other Obligor or any other Guarantor (as such term is defined in the Credit Agreement) or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Borrower, any other Obligor or any other Guarantor (as such term is defined in the Credit Agreement), directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until Full Payment has occurred.  If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the date on which Full Payment has occurred, such amount shall be received and held in trust for the benefit of the Secured Parties and shall forthwith be paid or delivered to the Agent in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Loan Documents or any other agreement relating to any Guaranteed Obligations, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising.  If (i) any Guarantor shall make payment to any Secured Party of all or any part of the Guaranteed Obligations, and (ii) Full Payment shall occur, the Secured Parties will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor pursuant to this Guaranty.

Section 5.               Payments Free and Clear of Taxes.  Any and all payments made by any Guarantor under or in respect of this Guaranty or any other Loan Document shall be made in accordance with Section 5.1 of the Credit Agreement.

Section 6.               Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 6 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 6, or otherwise under this Guaranty, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section 6 shall remain in full force and effect until Full Payment has occurred.  Each Qualified ECP Guarantor intends that this Section 6 constitute, and this Section 6 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Guarantor for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.  For purposes of this Section 6, “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 7.               Representations and Warranties.  Each Guarantor hereby represents and warrants as follows:

(a)                                 There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

(b)                                 Such Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and each other Loan Document to which it is or is to be a party, and such Guarantor has established adequate means of obtaining from each other Obligor on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of such other Obligor.

Section 8.               Amendments, Guaranty Supplements, Etc.  (a)  No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)                                 Upon the execution and delivery by any Person of a guaranty supplement in substantially the form of Exhibit A hereto (each, a “Guaranty Supplement”), (i) such Person shall be referred to as an “Additional Guarantor” and shall become and be a Guarantor hereunder, and each reference in this Guaranty to a “Guarantor” shall also mean and be a reference to such Additional Guarantor, and each reference in any other Loan Document to a “U.S. Guarantor” shall also mean and be a reference to such Additional Guarantor, and (ii) each reference herein to “this Guaranty”, “hereunder”, “hereof” or words of like import referring to this Guaranty, and each reference in any other Loan Document to the “U.S. Guarantee Agreement”, “thereunder”, “thereof” or words of like import referring to this Guaranty, shall mean and be a reference to this Guaranty as supplemented by such Guaranty Supplement.

Section 9.               Notices, Etc.  All notices and other communications provided for hereunder shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four days after it shall have been mailed by United States and/or Canada Post mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, if to any Guarantor, addressed to it in care of the Borrowers’ Agent at the Borrowers’ Agent’s address specified in Section 14.8 of the Credit Agreement, if to any Agent or any Lender, at its address specified in Section 14.8 of the Credit Agreement, if to any Lender or any of its Affiliates providing Bank Products, at its address specified in the applicable agreement in respect thereof to which it is a party, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party.  Delivery by telecopier or other electronic communication of an executed counterpart of a signature page to any amendment or waiver of any provision of this Guaranty or of any Guaranty Supplement to be executed and delivered hereunder shall be effective as delivery of an original executed counterpart thereof.

Section 10.        No Waiver; Remedies.  No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 11.        Right of Set-off.  Each Guarantor hereby agrees to all terms and conditions set forth in Section 14.15 of the Credit Agreement.

Section 12.        Continuing Guaranty; Assignments under the Credit Agreement.  Subject to Section 13.11 of the Credit Agreement, this Guaranty is a continuing guaranty and shall (a) remain in full force and effect until Full Payment has occurred, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Secured Parties and their successors, transferees and assigns.  Without limiting the generality of clause (c) of the immediately preceding sentence, any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise, in each case as and to the extent provided in Section 12.2 (or, in the case of the Agent, Article XIII) of the Credit Agreement.  No Guarantor shall have the right to assign its rights hereunder or any interest herein  (except pursuant to a transaction permitted under the Credit Agreement) without the prior written consent of the Agent.  At the relevant Guarantor’s request, any release of a Guarantor in accordance with the Credit Agreement shall be acknowledged and evidenced in writing by the Agent.

Section 13.        Execution in Counterparts.  This Guaranty and each amendment, waiver and consent with respect hereto may be executed in any number of counterparts and by different parties thereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Guaranty by telecopier or other electronic communication shall be effective as delivery of an original executed counterpart of this Guaranty.

Section 14.        Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.  (a)  THIS GUARANTY SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)                                 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA LOCATED IN NEW YORK COUNTY, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH OF THE GUARANTORS AND THE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH OF THE GUARANTORS AND THE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO.  NOTWITHSTANDING THE FOREGOING:  (x) THE AGENT SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY GUARANTOR OR ANY PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (y) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM

THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(c)                                  SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK SHALL APPLY TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.  EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE BORROWERS’ AGENT AT ITS ADDRESS SET FORTH IN SECTION 14.8 OF THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS POSTAGE PREPAID.  NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE AGENT TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

THE GUARANTORS AND THE AGENT EACH IRREVOCABLY WAIVES THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE.  THE GUARANTORS AND THE AGENT EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF.  THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Section 15.        Amendment and Restatement.  On the date hereof, the Existing Guaranty is hereby amended, restated and superseded in its entirety by this Guaranty.  The parties hereto acknowledge and agree that (i) this Guaranty and the other Loan Documents executed and delivered in connection herewith do not constitute a novation, payment and reborrowing, or termination of the “Obligations” (as defined in the Existing Credit Agreement) or the “Guaranteed Obligations” (as defined in the Existing Guaranty) under the Existing Guaranty or any of the other Loan Documents; (ii) such “Obligations” and “Guaranteed Obligations” are in all respects continuing (as amended and restated on the date hereof by this Guaranty and by the Credit Agreement) and (iii) the agreements set forth under the Existing Guaranty and the other Loan Documents are in all respects continuing and in full force and effect and are hereby fully ratified and affirmed in favor of the Agent for the benefit of the Secured Parties (as amended and restated on the date hereof).  Without limitation of the foregoing, each

Guarantor hereby fully and unconditionally ratifies and affirms this Guaranty and agrees that the agreements provided hereunder and under the Existing Guaranty shall from and after the date hereof apply to all Obligations and Guaranteed Obligations hereunder and under the other Loan Documents.

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

UNITED RENTALS, INC.

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Senior Vice President, Treasurer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Senior Vice President, Treasurer

UNITED RENTALS (DELAWARE), INC.

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President, Treasurer

UNITED RENTALS HIGHWAY TECHNOLOGIES GULF, LLC

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President, Treasurer

UNITED RENTALS REALTY, LLC

By:	/s/ Irene Moshouris
	Name:	Irene Moshouris
	Title:	Vice President, Treasurer

[Signature Page to Third Amended and Restated U.S. Guarantee Agreement]

THE AMENDMENT AND

RESTATEMENT OF THE EXISTING

GUARANTY IS AGREED TO AND

ACKNOWLEDGED:

AGENT:

BANK OF AMERICA, N.A., as Agent

By:	/s/ Cynthia G. Stannard
Name: Cynthia G. Stannard
Title: Senior Vice President

[Signature Page to Third Amended and Restated U.S. Guarantee Agreement]

Exhibit A
to the
U.S. Guarantee Agreement

FORM OF GUARANTY SUPPLEMENT

                 ,

To:  Bank of America, N.A., as Agent

Ladies and Gentlemen:

Reference is made to (i) the Third Amended and Restated Credit Agreement, dated as of February 15, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, including any such amendment, restatement, extension, supplement or other modification that extends the maturity of, restructures, refunds, refinances or increases the Indebtedness under such agreement, in whole or in part, the “Credit Agreement”), among United Rentals, Inc., a Delaware corporation, United Rentals (North America), Inc., a Delaware corporation, United Rentals of Canada, Inc., a corporation amalgamated under the laws of the Province of Ontario, United Rentals International B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the Laws of the Netherlands, the other Borrowers party thereto, the other Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Agent and (ii) the U.S. Guarantee Agreement referred to in the Credit Agreement (such U.S. Guarantee Agreement, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Guaranty Supplement, being the “Guaranty”).  The capitalized terms defined in the Guaranty or in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

Section 1.  Guaranty; Limitation of Liability.  (a)   The undersigned hereby absolutely, unconditionally and irrevocably guarantees the punctual payment when due, whether at scheduled maturity or on any earlier date of a required prepayment by reason of acceleration, demand or otherwise, of all Guaranteed Obligations, and agrees to pay any and all expenses (including, without limitation, Attorney Costs) incurred by the Agent or any other Secured Party (to the extent provided for in the Credit Agreement) in enforcing any rights under this Guaranty Supplement, the Guaranty or any other Loan Document.  Without limiting the generality of the foregoing, the undersigned’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Obligor to any Secured Party but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Obligor.

(b)  The undersigned, and by its acceptance of this Guaranty Supplement, the Agent and each other Secured Party, hereby confirms that it is the intention of all such Persons that this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any

similar foreign, federal or state law to the extent applicable to this Guaranty Supplement, the Guaranty and the Obligations of the undersigned hereunder and thereunder.  To effectuate the foregoing intention, the Agent, the other Secured Parties and the undersigned hereby irrevocably agree that the Obligations of the undersigned under this Guaranty Supplement and the Guaranty at any time shall be limited to the maximum amount as will result in the Obligations of the undersigned under this Guaranty Supplement and the Guaranty not constituting a fraudulent transfer or conveyance.

(c)  The undersigned hereby acknowledges that the Guarantors desire to allocate among themselves, in a fair and equitable manner, their obligations arising under the Guaranty.  Accordingly, the undersigned hereby agrees that in the event any payment or distribution is made on any date by a Funding Guarantor under the Guaranty such that its Aggregate Payments exceeds its Fair Share as of such date, such Funding Guarantor shall be entitled to a contribution from each of the other Guarantors, including the undersigned, in an amount sufficient to cause each Guarantor’s Aggregate Payments to equal its Fair Share as of such date.

Section 2.  Obligations Under the Guaranty.  The undersigned hereby agrees, as of the date first above written, to be bound as a Guarantor by all of the terms and conditions of the Guaranty to the same extent as each of the other Guarantors thereunder.  The undersigned further agrees, as of the date first above written, that each reference in the Guaranty to an “Additional Guarantor” or a “Guarantor” shall also mean and be a reference to the undersigned.

Section 3.  Representations and Warranties.  The undersigned hereby makes each representation and warranty set forth in Section 7 of the Guaranty to the same extent as each other Guarantor.

Section 4.  Delivery by Telecopier.  Delivery of an executed counterpart of a signature page to this Guaranty Supplement by telecopier or other electronic communication shall be effective as delivery of an original executed counterpart of this Guaranty Supplement.

Section 5.  Governing Law; Jurisdiction; Waiver of Jury Trial, Etc.  (a)   THIS GUARANTY SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY SUPPLEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA LOCATED IN NEW YORK COUNTY, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY SUPPLEMENT, THE UNDERSIGNED CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.

(B)  THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY NEW YORK STATE COURT OR ANY FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN NEW YORK CITY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT, THE GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS

TO BE A PARTY, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  THE UNDERSIGNED AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS GUARANTY SUPPLEMENT OR THE GUARANTY OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY SUPPLEMENT, THE GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY IN THE COURTS OF ANY OTHER JURISDICTION.

(C)  THE UNDERSIGNED IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY SUPPLEMENT, THE GUARANTY OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH IT IS OR IS TO BE A PARTY IN ANY NEW YORK STATE OR FEDERAL COURT.  THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT.  THE UNDERSIGNED ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

(d)  THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, THE ADVANCES OR THE ACTIONS OF ANY SECURED PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.  THE UNDERSIGNED AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, THE UNDERSIGNED AGREES THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY SUPPLEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF.

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Very truly yours,

[NAME OF ADDITIONAL GUARANTOR]

By
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